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                                                                    Exhibit 10.7

                               ARTICLES OF MERGER
                                       OF
                         CARDINAL EXTENSION COMPANY, LLC
                                       AND
                         CARDINAL PIPELINE COMPANY, LLC

         Pursuant to Section 57C-9-04 of the General Statutes of North Carolina, Cardinal Extension Company, LLC, a North Carolina limited liability company ("Extension"), as the surviving limited liability company of the merger of Cardinal Pipeline Company, LLC, a North Carolina limited liability company ("Pipeline"), with and into Extension (the "Merger"), hereby submits the following Articles of Merger.

         1. The name of the surviving company is Cardinal Extension Company, LLC, a North Carolina limited liability company. The name of the merged company is Cardinal Pipeline Company, LLC, a North Carolina limited liability company. Upon the effectiveness of these Articles of Merger, the name of Cardinal Extension Company, LLC shall be changed to "Cardinal Pipeline Company, LLC."

         2. Attached as Appendix A is a copy of the Plan of Merger that was duly authorized and approved by the unanimous consent of the members of Extension and by the unanimous consent of the members of Pipeline in accordance with N.C.G.S.
Section 57C-9-03.

         3. These Articles of Merger will be effective at the following time:
9:00 a.m., Eastern Standard Time, Monday, November 1, 1999.

         This the 27th day of October, 1999

                           CARDINAL EXTENSION COMPANY, LLC

                           TRANSCARDINAL COMPANY, Member


                           By:    /s/ Frank J. Ferazzi
                              ------------------------
                           Name:    Frank J. Ferazzi
                           Title:   Vice President


                           PSNC CARDINAL PIPELINE COMPANY, Member


                           By:   /s Franklin H. Yoho
                              ----------------------
                           Name:    Franklin H. Yoho
                           Title:   Vice President



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                           PIEDMONT INTRASTATE PIPELINE COMPANY, Member

                           By:   /s/ Thomas E. Skains
                              -----------------------
                           Name:    Thomas E. Skains
                           Title:   Vice President


                           NCNG CARDINAL PIPELINE INVESTMENT CORPORATION
                           Member


                           By:    /s/ Terrence D. Davis
                              -------------------------
                           Name:    Terrence D. Davis
                           Title:   Vice President


                           CARDINAL PIPELINE COMPANY, LLC

                           PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC.,
                           Member


                           By:     /s/ Franklin H. Yoho
                              -------------------------
                           Name:    Franklin H. Yoho
                           Title:   Vice President


                           PIEDMONT INTRASTATE PIPELINE COMPANY, Member

                           By:    /s/ Thomas E. Skains
                              ------------------------
                           Name:    Thomas E. Skains
                           Title:   Vice President




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                                                                      APPENDIX A


                                 PLAN OF MERGER
                                       OF
                         CARDINAL PIPELINE COMPANY, LLC
                   A NORTH CAROLINA LIMITED LIABILITY COMPANY
                                      INTO
                         CARDINAL EXTENSION COMPANY, LLC
                   A NORTH CAROLINA LIMITED LIABILITY COMPANY


I.       Limited Liability Companies Participating in the Merger

         The name of the limited liability company planning to merge is Cardinal Pipeline Company, LLC, a North Carolina Limited Liability Company (hereinafter sometimes referred to as "Pipeline" or the "Merging Company"), and the name of the surviving limited liability company into which it plans to merge is Cardinal Extension Company, LLC, a North Carolina limited liability company (hereinafter sometimes referred to as "Extension" or the "Surviving Company").

II.      Effective Time of Merger

         The Merger of Pipeline into Extension shall become effective at the time specified in the Articles of Merger to be filed with the Secretary of State in accordance with N.C.G.S. Section 57C-9-04 (the "Time of Merger).

III.     Name of Surviving Limited Liability Company

         At the Time of Merger, the name of the Surviving Company shall be changed to "Cardinal Pipeline Company, LLC" pursuant to the Articles of Merger filed with the Secretary of State of North Carolina (the "Articles of Merger").

IV.      Terms and Conditions of the Merger

         At the Time of Merger,

         (a) Pipeline and Extension (together, the "Constituent Companies") shall become a single entity which shall be the Surviving Company;

         (b) The separate existence of Pipeline shall cease;

         (c) The Surviving Company shall thereupon and thereafter possess all of the properties, rights, privileges, immunities, powers, franchises and authority of a public or of a private nature of the Constituent Companies and shall be subject to all the restrictions, obligations, liabilities and duties of each of the Constituent Companies;


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         (d) All property, real, personal and mixed, and all debts due on whatever account, including promises to make capital contributions, and all other choses in action, and all and every other interest of or belonging to or due to the Constituent Companies shall be vested in the Surviving Company without further act or deed;

         (e) The title of all real estate and interest therein vested in either of the Constituent Companies shall not revert or in any way be impaired by reason of the Merger;

         (f) The Surviving Company shall be responsible and liable for all liabilities and obligations of each of the Constituent Companies, and any claim existing or action or proceeding pending by or against either of the Constituent Companies may be prosecuted as if the Merger had not taken place, or the Surviving Company may be substituted in the action;

         (g) Neither the rights of creditors nor any liens on the property of either of the Constituent Companies shall be impaired by the Merger;

         (h) The Articles of Organization of Extension in effect at the Time of Merger shall become the Articles of Organization of the Surviving Company and shall not be amended in any way in connection with the Merger, except that
Article I of the Articles of Organization shall be amended to change the name of the Surviving Company to "Cardinal Pipeline Company, LLC."

         (i) The Operating Agreement of Extension in effect at the Time of Merger shall become the Operating Agreement of the Surviving Company, in full force and effect until amended or repealed as provided by law or by such Operating Agreement, and shall not be amended in any way in connection with the Merger except to change the name of the Surviving Company to "Cardinal Pipeline Company, LLC."

IV.      Conversion of Membership Interests

         At the Time of Merger, the Membership Interest of each Member of Pipeline shall be converted into a Membership Interest of the Surviving Company and all Membership Interests in Pipeline shall cease to exist. Each Member of Pipeline will receive a Membership Interest (expressed as a percentage) in the Surviving Company that is equal to the net book value of its capital account in Pipeline divided by the net book value of all capital accounts in the Surviving Company (including the net book value of the capital accounts of the former Pipeline Members). The Membership Interests in the Surviving Company to be received by Members of Pipeline shall be in addition to any other Membership Interests which may be held by such Members in Extension immediately prior to the time of Merger.